UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2017

Edge Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4000
Berkeley Heights, NJ 07922
(800) 208-3343
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2017, Edge Therapeutics, Inc. (“Edge”) and Andrew J. Einhorn, Edge’s former Chief Financial Officer, entered into a Separation and General Release Agreement (the “Separation Agreement”). The Separation Agreement provides for the payment of certain severance benefits to Mr. Einhorn, substantially consistent with those set forth in his Employment Agreement with Edge, dated June 8, 2015 (the “Employment Agreement”), including, among other things: (i) a severance payment equal to Mr. Einhorn’s base salary for the period of twelve (12) months following Mr. Einhorn’s separation from employment with Edge, paid in accordance with Edge’s regular payroll practices; (ii) payment of Mr. Einhorn’s 2016 annual bonus based on actual performance (to be paid when 2016 bonuses are paid to active employees); and (iii) the continuation of health and certain other fringe benefits until the earlier of March 10, 2018 or the date on which Mr. Einhorn becomes eligible to receive comparable coverage under another employer’s group health plan. In addition, the outstanding unvested equity awards held by Mr. Einhorn will continue to vest through March 10, 2018, and all of his equity awards vested as of such date will be exercisable through April 10, 2018.

In addition, the Separation Agreement generally provides that the obligations of Edge described above are subject to certain conditions, which, if not complied with by Mr. Einhorn, could require him to return any payments made to him.  Mr. Einhorn has the right to revoke the Separation Agreement within seven days of execution and the Separation Agreement shall not be effective until after the revocation period has expired without revocation.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

ITEM 8.01.	Other Events.

On March 13, 2017, Edge issued a press release announcing the randomization of the first patient in its multi-center, controlled, open-label study of intracisternal administration of EG-1962 in adults with aneurysmal subarachnoid hemorrhage. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Separation and General Release Agreement, by and between Edge Therapeutics, Inc. and Andrew J. Einhorn, dated March 13, 2017

99.1	Press Release dated March 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 15, 2017	Edge Therapeutics, Inc.

/s/ Albert N. Marchio II
Name: Albert N. Marchio II
Title: Chief Financial Officer

Index to Exhibits

Exhibit	Description

10.1	Separation and General Release Agreement, by and between Edge Therapeutics, Inc. and Andrew J. Einhorn, dated March 13, 2017

99.1	Press Release dated March 13, 2017